Exhibit 99.1

Concurrent Reports Second Quarter Fiscal Year 2016 Financial Results

ATLANTA — February 9, 2016 — Concurrent (NASDAQ: CCUR), a global provider of high-performance Linux® and storage solutions, today announced financial results for the second quarter ended December 31, 2015.

“In the second quarter we achieved a number of milestones in the business, including field deployment of our new Aquari™ scale-out storage platform with multiple customers, setting a new high water mark for gross margins, and expansion of our footprint in each of our target markets,” said Derek Elder, CEO and President of Concurrent. “While we are encouraged by our progress, some customer spending decisions continue to delay and we are therefore revising our full year revenue expectations to a range of $58 to $60 million.”

Second Quarter Financial Highlights

Revenue for the second quarter of fiscal 2016 was $14.9 million, compared with $16.0 million for the same period in fiscal 2015 and $13.4 million in the first quarter of fiscal 2016. Revenue for the second quarter of fiscal 2016 does not include any revenue from our multi-screen video analytics product line, which was sold in September 2015, whereas there was $1.0 million included in the same period last year and $0.5 million included in the first quarter of fiscal 2016 for this product line.

Gross margin for the second quarter of fiscal 2016 was 62.9%, compared with 55.1% for the same period in fiscal 2015 and 58.8% in the first quarter of fiscal 2016.

Operating loss for the second quarter of fiscal 2016 was $(0.3) million, compared to an operating loss of $(0.6) million for the same period in fiscal 2015 and operating income of $3.0 million in the first quarter of fiscal 2016. Operating income during the first fiscal quarter of 2016 included a gain of $4.1 million related to the sale of the company’s multi-screen video analytics product line.

Adjusted EBITDA rose to $0.3 million in the second quarter of fiscal 2016, compared with breakeven Adjusted EBITDA in the same period in fiscal 2015 and Adjusted EBITDA of $(0.6) million in the first quarter of fiscal 2016. See “Non-GAAP Financial Measurements” below for more information on the calculation of Adjusted EBITDA, including a reconciliation of Adjusted EBITDA to net income.

The company reported a net loss of $(0.3) million, or $(0.03) loss per diluted share, in the second quarter of fiscal 2016, compared with a net loss of $(0.6) million, or $(0.06) loss per diluted share, in the same period in fiscal 2015 and net income of $3.2 million, or $0.35 income per diluted share, in the first quarter of fiscal 2016.

The company continued to pay a quarterly dividend of $0.12 per share in the second quarter of fiscal 2016. At December 31, 2015, Concurrent had working capital of $26.5 million including cash and cash equivalents of $21.3 million. The company has no debt.

Recent Company Highlights

•	A major service provider customer selected Concurrent’s Unified Content Delivery Solution to displace an incumbent vendor’s product at multiple sites

•	A large European automotive manufacturer selected Concurrent’s Real-Time Linux solutions for automotive simulation and testing

•	Concurrent was awarded new business with a major government contractor and an international government agency for aerospace and defense programs

•	A tier 1 European cable operator chose Concurrent’s Aquari scale-out storage solution to support their next generation video services and Aquari is also being lab trialed by multiple service providers, both domestic and international.

Non-GAAP Financial Measurements

To supplement the Company’s condensed consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this news release provides information concerning the Company’s Adjusted EBITDA, a non-GAAP financial measure. Reconciliations of Adjusted EBITDA to net income, the most comparable GAAP financial measure, can be found in tables immediately following the condensed consolidated balance sheets.

For purposes of this news release, Adjusted EBITDA is defined as GAAP net income, less interest income and other income (expense), net, provision for income taxes, depreciation and amortization expenses, share-based compensation expense and gain on the sale of assets. The Company considers Adjusted EBITDA important to understanding its historical results and identifying current and future trends impacting its business. Management uses Adjusted EBITDA to compare the Company’s performance to that of prior periods and evaluate the Company’s financial and operating results on a consistent basis from period to period. The Company also believes this measure, when viewed in combination with the Company’s financial results prepared in accordance with GAAP, provides useful information to investors to evaluate ongoing operating results and trends. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance.

Adjusted EBITDA has limitations as an analytical tool, however, including the following:

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and adjusted EBITDA does not reflect any cash requirements for such replacements;

•	Adjusted EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	Adjusted EBITDA does not reflect our tax expense or any cash requirements to pay income taxes; and

•	Adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters we do not consider to be indicative of our ongoing operations, but may nonetheless have a material impact on our results of operations.

The presentation of Adjusted EBITDA is not meant to be considered in isolation or as a substitute for or superior to the Company’s financial results determined in accordance with GAAP. In addition, the Company’s presentation of Adjusted EBITDA may not be computed in the same manner as similarly titled measures used by other companies, including other companies in our industry.

Conference Call Information

Concurrent will hold a conference call today, Tuesday, February 9, at 4:30 p.m. ET to review its second quarter fiscal year 2016 financial results. The call will be broadcast at www.concurrent.com, on the “Investors” page, under the ‘Company’ tab. The call can be accessed live by dialing 1-800-288-8960 (U.S.) 612-322-0107 (international) and entering passcode 160209. A replay will also be available at www.concurrent.com.

To view Financial Results visit our Investors page here.

About Concurrent

Concurrent (NASDAQ: CCUR) is a global software and solutions company that develops advanced applications on a core foundation of high performance Linux® and storage technologies. We serve industries and customers that demand uncompromising performance, reliability and flexibility to gain a competitive edge, drive meaningful growth and confidently deliver best-in-class solutions that enrich the lives of millions of people around the world every day.

Concurrent’s Linux and storage solutions include software, hardware, and services designed for mission-critical applications that require the highest degree of performance and reliability. Our storage products are deployed by customers in a variety of markets to support massively large storage capacities and provide instantaneous access to data. Our Linux solutions and performance optimization tools enable software applications to run at peak performance, with ultra-low latency, on commercial hardware platforms.

Concurrent’s content delivery solutions consist of software, hardware and services for intelligently processing, storing, distributing and streaming digital content to consumers on a wide variety of viewing devices, over two-way interactive communication networks. These products and services are deployed by video and Internet service providers, broadcasters, and content owners to support consumer-facing video services including live broadcast services, video-on-demand and time-shifted streaming applications such as cloud-based digital video recording.

Our real-time solutions consist of simulation and testing software combined with computer platforms and services. These products are sold to automotive, aerospace, defense, energy and manufacturing companies seeking high-performance, real-time computing solutions for their simulation, data acquisition and process control applications.

Offices are located in North America, Europe and Asia. Visit www.concurrent.com for further information and follow us on Twitter: www.twitter.com/Concurrent_CCUR.

Certain statements made or incorporated by reference in this release may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and the company's future performance, including, but not limited to, management's expectations, beliefs, plans, estimates, or projections relating to the future, are forward-looking statements within the meaning of these laws. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected.

The risks and uncertainties which could affect our financial condition or results of operations include, without limitation: the potential consolidation of the markets that we serve, U.S. government sequestration; European austerity measures; delays or cancellations of customer orders; non-renewal of maintenance and support service agreements with customers; changes in product demand; economic conditions; various inventory risks due to changes in market conditions; margins of video solutions business to capture new business; fluctuations and timing of large video solutions orders; doing business in the People’s Republic of China; uncertainties relating to the development and ownership of intellectual property; uncertainties relating to our ability and the ability of other companies to enforce their intellectual property rights; the pricing and availability of equipment, materials and inventories; the concentration of our customers; failure to effectively manage change; delays in testing and introductions of new products; the impact of reductions in force on our operations; rapid technology changes; system errors or failures; reliance on a limited number of suppliers and failure of components provide by those suppliers; uncertainties associated with international business activities, including foreign regulations, trade controls, taxes, and currency fluctuations; the impact of competition on the pricing of video solutions products; failure to effectively service the installed base; the entry of new well-capitalized competitors into our markets; the success of new video solutions; the success of our relationships with technology and channel partners; capital spending patterns by a limited customer base; the current challenging macroeconomic environment; continuing unevenness of the global economic recovery; privacy concerns over data collection; our ability to utilize net operating losses to offset cash taxes in the event of an ownership change as defined by the Internal Revenue Service; earthquakes, tsunamis, floods and other natural disasters in areas in which our customers and suppliers operate; and the availability of debt or equity financing to support our liquidity needs.

Other important risk factors are discussed in Concurrent's Form 10-K filed August 26, 2015 with the Securities and Exchange Commission (“SEC”), and in subsequent filings of periodic reports with the SEC. The risk factors discussed in the Form 10-K and subsequently filed periodic reports under the heading "Risk Factors" are specifically incorporated by reference in this press release. Forward-looking statements are based on current expectations and speak only as of the date of such statements. Concurrent undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise.

Concurrent Computer Corporation and its logo are registered trademarks of Concurrent. All Concurrent product names are trademarks or registered trademarks of Concurrent while all other product names are trademarks or registered trademarks of their respective owners.

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For more information, contact:

Media Relations:

Kristen Bryant

(678) 258-4221

kristen.bryant@ccur.com

Investor Relations:

ICR

Seth Potter

(646) 277-1230

Seth.Potter@icrinc.com

Concurrent Computer Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In Thousands Except Share and Per Share Data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
		(Restated)		(Restated)
Revenues:
Product	$9,974	$11,076	$18,468	$23,554
Service	4,925	4,920	9,782	9,982
Total revenues	14,899	15,996	28,250	33,536
Cost of sales:
Product	3,541	4,779	6,994	10,319
Service	1,982	2,410	4,023	4,712
Total cost of sales	5,523	7,189	11,017	15,031
Gross margin	9,376	8,807	17,233	18,505
Operating expenses:
Sales and marketing	3,797	3,513	7,191	7,479
Research and development	3,762	3,412	7,599	6,680
General and administrative	2,175	2,445	3,953	4,399
Gain on sale of assets, net	-	-	(4,116)	(339)
Total operating expenses	9,734	9,370	14,627	18,219
Operating income (loss)	(358)	(563)	2,606	286
Other income (expense), net	30	(86)	156	(371)
Income (loss) before income taxes	(328)	(649)	2,762	(85)
Income tax provision (benefit)	(45)	(106)	(162)	71
Net income (loss)	$(283)	$(543)	$2,924	$(156)

Basic net income (loss) per share	$(0.03)	$(0.06)	$0.32	$(0.02)
Diluted net income (loss) per share	$(0.03)	$(0.06)	$0.32	$(0.02)
Basic weighted average shares outstanding	9,161,407	9,087,962	9,137,149	9,038,857
Diluted weighted average shares outstanding	9,161,407	9,087,962	9,201,099	9,038,857
Cash dividends declared per common share	$0.12	$0.12	$0.24	$0.24

Concurrent Computer Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	December 31,	September 30,
	2015	2015

Revenues:
Product	$9,974	$8,494
Service	4,925	4,857
Total revenues	14,899	13,351
Cost of sales:
Product	3,541	3,453
Service	1,982	2,041
Total cost of sales	5,523	5,494
Gross margin	9,376	7,857
Operating expenses:
Sales and marketing	3,797	3,394
Research and development	3,762	3,837
General and administrative	2,175	1,778
Gain on sale of assets, net	-	(4,116)
Total operating expenses	9,734	4,893
Operating income (loss)	(358)	2,964
Other income (expense), net	30	126
Income (loss) before income taxes	(328)	3,090
Income tax provision (benefit)	(45)	(117)
Net income (loss)	$(283)	$3,207

Basic net income (loss) per share	$(0.03)	$0.35
Diluted net income (loss) per share	$(0.03)	$0.35
Basic weighted average shares outstanding	9,161,407	9,112,891
Diluted weighted average shares outstanding	9,161,407	9,176,877
Cash dividends declared per common share	$0.12	$0.12

Concurrent Computer Corporation

Condensed Consolidated Statements of Comprehensive Income (Loss) (Unaudited)

(In Thousands)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2015	2015	2014	2015	2014
			(Restated)		(Restated)

Net income (loss)	$(283)	$3,207	$(543)	$2,924	$(156)

Other comprehensive income (loss):
Foreign currency translation adjustment	(29)	(94)	(110)	(123)	101
Pension and post-retirement benefits, net of tax	48	(3)	10	45	20
Other comprehensive income (loss)	19	(97)	(100)	(78)	121
Comprehensive income (loss)	$(264)	$3,110	$(643)	$2,846	$(35)

Concurrent Computer Corporation

Condensed Consolidated Balance Sheets

(In Thousands)

	December 31,	September 30,	June 30,
	2015	2015	2015
	(Unaudited)	(Unaudited)	(Restated)

ASSETS
Cash and cash equivalents	$21,288	$24,462	$25,451
Trade accounts receivable, net	11,961	10,427	10,174
Inventories	3,201	2,963	3,428
Deferred income taxes - current, net	1,117	1,060	1,422
Prepaid expenses and other current assets	2,143	1,910	738
Total current assets	39,710	40,822	41,213

Property, plant and equipment, net	2,740	2,779	2,448
Deferred income taxes, net	13,354	13,257	12,618
Other long-term assets, net	1,296	1,350	1,501
Total assets	$57,100	$58,208	$57,780

LIABILITIES
Accounts payable and accrued expenses	$6,681	$6,163	$6,320
Deferred revenue	6,496	6,834	8,362
Total current liabilities	13,177	12,997	14,682

Long-term deferred revenue	1,469	1,518	1,658
Pension liability	3,164	3,251	3,189
Other long-term liabilities	1,762	1,711	1,694
Total liabilities	19,572	19,477	21,223

STOCKHOLDERS' EQUITY
Common stock	92	92	91
Additional paid-in capital	210,588	210,373	210,207
Accumulated deficit	(172,928)	(171,491)	(173,595)
Treasury stock, at cost	(255)	(255)	(255)
Accumulated other comprehensive income	31	12	109
Total stockholders' equity	37,528	38,731	36,557
Total liabilities and stockholders' equity	$57,100	$58,208	$57,780

Concurrent Computer Corporation

Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

(In Thousands)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2015	2015	2014	2015	2014
			(Restated)		(Restated)

GAAP Net income (loss)	$(283)	$3,207	$(543)	$2,924	$(156)
Addback (deduct):
Other (income) expense, net	(30)	(126)	86	(156)	$371
Income tax provision (benefit)	(45)	(117)	(106)	(162)	$71
Depreciation	427	395	393	822	$768
Amortization	3	36	46	39	$91
Share-based compensation	215	167	140	382	$366
Gain on sale of assets, net	-	(4,116)	-	(4,116)	$(339)
Adjusted EBITDA	$287	$(554)	$16	$(267)	$1,172